EXHIBIT 10.51

                            KENNECOTT URANIUM COMPANY
                                    Mortgagor

                                       and

                            KENNECOTT ENERGY COMPANY
                                    Mortgagee
                         ------------------------------

                                    MORTGAGE,
                               SECURITY AGREEMENT,
                             FINANCING STATEMENT AND
                             ASSIGNMENT OF PROCEEDS,
                                RENTS AND LEASES
                         ------------------------------

                            Dated as of June 23, 1997

This instrument affects real and personal property situated in the State of Wyoming, in Fremont and Sweetwater Counties.

A carbon, photographic or other reproduction of this instrument is sufficient as a financing statement. This instrument contains after-acquired property provisions. This instrument secures payment of obligations undertaken by the Mortgagor in a principal amount of U.S.$16,000,000, together with interest thereon. This instrument covers proceeds of collateral. This instrument covers minerals and other substances of value which may be extracted from the earth and which will be financed at the mine portal of the mines located on the properties described in Exhibit A hereto. This financing statement is to be filed for record in the real estate records of the county records of Fremont and Sweetwater Counties. Mortgagor is the record owner of the real estate as set forth in Exhibit A attached hereto. The Mortgagee is not a seller or purchase money lender of the collateral covered by this financing statement.

For purposes of recording this instrument as a financing statement, Kennecott Uranium Company is the Debtor and Kennecott Energy and Coal Company is the Secured Party.


        RECORD AND RETURN TO:

        Lawrence R. Barusch, Esq.
        Parsons Behle & Latimer
        201 South Main Street
        Suite 1800
        Salt Lake City, Utah  84111



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                                                                   EXHIBIT 10.51

                                TABLE OF CONTENTS
                                                                          PAGE
ARTICLE 1      GRANT OF SECURITY INTERESTS...................................1
        1.1    Grant of Security Interests...................................1
        1.2    Obligations Secured...........................................3
        1.3    Maturity......................................................3

ARTICLE 2      OWNERSHIP CONDITION, ETC. OF MORTGAGED PROPERTY...............4
        2.1    [Intentionally omitted].......................................4
        2.2    Recordation...................................................4
        2.3    Payment of Impositions, etc...................................4
        2.4    Maintenance of Existence......................................4
        2.5    Compliance with Laws; Permits.................................4
        2.6    Adverse Possession............................................5
        2.7    Records and Inspection........................................5
        2.8    Defense of Title..............................................5
        2.9    Liens.........................................................5
        2.10   Maintenance of Ownership of Property..........................5
        2.11   No Claims Against Mortgagee, etc..............................5
        2.12   Assignment of Rents...........................................6
        2.13   Acquired Property Subject to Lien.............................6

ARTICLE 3      INSURANCE: DAMAGE, DESTRUCTION OR TAKING, ETC.................7
        3.1    Insurance.....................................................7
        3.2    Damage, Destruction or Taking; Mortgagor to
               Give Notice; Assignment of Awards.............................8
        3.3    Application of Proceeds.......................................9
        3.4    Total Taking and Total Destruction............................9
        3.5    Restoration..................................................10

ARTICLE 4      ENVIRONMENTAL INDEMNIFICATION................................10
        4.1    Indemnification..............................................10
        4.2    Inspection...................................................11
        4.3    Actions by Mortgagee.........................................11
        4.4    Intervention.................................................12
        4.5    Nonexclusivity...............................................12

ARTICLE 5      EVENTS OF DEFAULT; REMEDIES, ETC.............................12
        5.1    Events of Default; Declaration of Note Due...................12
        5.2    Legal Proceedings; Foreclosure; Rescission...................14
        5.3    Power of Sale................................................14
        5.4    Mortgagee Authorized to Execute Deeds, etc...................14
        5.5    Purchase of Mortgaged Property by Mortgagee .................15

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                                                                   EXHIBIT 10.51

        5.6    Receipt a Sufficient Discharge to Purchaser..................15
        5.7    Waiver of Appraisement, Valuation, etc.......................15
        5.8    Sale a Bar Against Mortgagor.................................15
        5.9    Note to Become Due on Sale...................................15
        5.10   Application of Proceeds of Sale and Other Moneys.............15
        5.11   Appointment of Receiver......................................16
        5.12   Possession, Management and Income............................16
        5.13   Right of Mortgagee to Perform Mortgagor's Covenants, etc.....17
        5.14   Remedies, etc., Cumulative...................................17
        5.15   Attorneys' Fees etc..........................................17
        5.16   Provisions Subject to Applicable Law.........................17
        5.17   No Waiver, etc...............................................17
        5.18   Compromise of Actions, etc...................................18

ARTICLE 6      MISCELLANEOUS................................................18
        6.1    Further Assurances...........................................18
        6.2    Additional Security..........................................18
        6.3    Release, Partial Release, etc................................18
        6.4    Notices, etc.................................................18
        6.5    Amendments and Waivers.......................................19
        6.6    Expenses.....................................................19
        6.7    [Intentionally Omitted] .....................................19
        6.8    WAIVER OF JURY TRIAL.........................................20
        6.9    Miscellaneous................................................20


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                                                                   EXHIBIT 10.51

                          MORTGAGE, SECURITY AGREEMENT,
                             FINANCING STATEMENT AND
                    ASSIGNMENT OF PROCEEDS, RENTS AND LEASES

        THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES is entered into and is effective as of the 23rd day of June, 1997, by and between KENNECOTT URANIUM COMPANY, a Delaware corporation ("Mortgagor"), and KENNECOTT ENERGY COMPANY, a Delaware corporation ("Mortgagee").

        IN CONSIDERATION of the matters herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby covenants and agrees as follows:

                                    ARTICLE 1

                           Grant of Security Interests

        1.1 GRANT OF SECURITY INTERESTS. Mortgagor does hereby grant, mortgage, pledge, assign, and convey to Mortgagee, and to its successors and assigns, for the benefit and security of Mortgagee under and subject to the terms and conditions herein set forth, the following property (the "Mortgaged Property"):

          (a) All of Mortgagor's present or hereafter acquired right, title and interest in and to the following:

              (i)  the   patented   and   unpatented   federal   mining   claims
          (collectively, the "Mining Claims") described on Exhibit A,

              (ii)  the  patented  and  unpatented   federal   millsite   claims
          (collectively, the "Millsite Claims") described on Exhibit A,

              (iii) the mining or other leases (collectively, the "Leases") described on Exhibit A hereto and made a part hereof, together with

              (iv) all other unpatented federal mining claims and millsite claims, mining or other leases, fee simple estates, surface estates, mineral estates, royalty interests, overriding royalty interests and net profit or other interests in real property covering, relating to or affecting property located in Fremont and Sweetwater Counties, Wyoming, constituting Mortgagor's interest in the Big Eagle and Jackpot Mines and the Sweetwater Mill located in Fremont and Sweetwater Counties, Wyoming

(the Mining Claims, the Millsite Claim, the Leases together with such other property, rights, leases, claims and interests being collectively called the "Claims"); including, without limitation,

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                                                                   EXHIBIT 10.51

all relocations of, amendments to and patents or land exchanges obtained in lieu of the Mining Claims and the Millsite Claims (which shall be included in the definition of "Mining Claims" or "Millsite Claims", as the case may be); all amendments to and replacements of the Leases (which shall be included in the definition of "Leases"): all veins, lodes and ledges and all of the dips, spurs, angles, pits, dumps, ponds, tailings, leach heaps, slag piles and stock piles situate on the Claims or therein or appurtenant thereto; together with all of the other minerals, ore, concentrate, core bar and refined metals, including, without limitation all inventories of minerals, warehouse receipts or documents of title covering the same (collectively, the "Minerals") in, on or under the Claims (the Claims and the Minerals being collectively called the "Lands"); together with all surface rights, easements, rights-of-way, and all other rights of Mortgagor to use, mine, remove and process the Minerals; and all additional lands, leases, estates, after-acquired titles, mining claims, millsite claims and access and development rights hereafter acquired by Mortgagor for use in connection with the Lands;

          (b) All of Mortgagor's present or hereafter acquired right, title and interest in and to the following: (i) (collectively, the "Improvements"): all buildings, structures, improvements and fixtures and any alterations thereto or replacements thereof, now or hereafter located in, on or under, affixed or made appurtenant to or erected on the Lands, and (ii) (collectively, the "Easements") all easements, licenses, privileges, uses and rights-of-way now or hereafter appurtenant to the Lands or the Improvements or used in connection therewith or with the mining of the Minerals, including, without limitation, the easements and rights of way described on Exhibit B hereto;

          (c) All of Mortgagor's present or hereafter acquired right, title and interest in and to the following (collectively, the "Water Rights"): all water and water rights, together with all applications for water rights or applications or permits for the use, transfer or change of water rights, ditch and ditch rights, well and well rights, reservoir and reservoir rights, stock or interest in irrigation or ditch companies appurtenant to the Lands and all other rights to water for use at or in connection with the Lands or the Improvements, or the mining of the Minerals, including, without limitation, those rights listed on Exhibit C hereto;

          (d) All of Mortgagor's present or hereafter acquired right, title and interest in and to the following (collectively, the "Equipment"): the surface or subsurface machinery, equipment, motor vehicles and other rolling stock, facilities, structures and fixtures (as defined in accordance with applicable law), supplies, inventory, fittings, appliances, apparatus, material, goods and other articles of personal property or replacements thereof now or hereafter located in, on or under, affixed to or installed on the Lands or the Improvements or used or purchased for use in connection with the locating, mining, production, treatment, storage, transportation, manufacture or sale of the Minerals or the use or operation of the items listed above, the Lands or the Improvements, including, without limitation, those items listed on Exhibit D hereto;

          (e) All of Mortgagor's present or hereafter acquired right, title and interest in and to the following (collectively, the "Agreements"): (i) leases, subleases, agreements, contracts, instruments, evidences of title (and any claims or causes of action under or with respect to such

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                                                                   EXHIBIT 10.51

evidences of title), access, operating, joint venture, mining partnership, or other agreements relating to the development or operation of the Lands, including, without limitation, the leases and agreements described on Exhibit E hereto; and (ii) all permits, bonds and licenses, and all other documents, accounts, contract rights and general intangibles now or hereafter arising out of, used in connection with or relating to the locating, mining, production, treatment, storage, transportation, manufacture or sale of the Minerals or the use or operation of the Lands or the Improvements (all to the extent a security interest may be granted therein under the terms thereof and applicable law);

          (f) All claims, rights and causes of action in contract, tort or otherwise in any way relating to or arising out of the acquisition of the Mortgaged Property by Mortgagor;

          (g) All accounts, contract rights, rents, revenues, bonuses, royalties, payments, profits, issues, incomes, products, documents, instruments, inventories, general intangibles, accessions, proceeds and other benefits, if any, arising from any of the Mortgaged Property described in paragraphs (a) through (f) of this section 1.1 (all to the extent a security interest may be granted therein under the terms thereof and applicable law); and

          (h) All proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property described in paragraphs (a) through (g) of this section 1.1 into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards.

        Without limiting any of the other provisions of this Mortgage, Mortgagor further expressly grants to Mortgagee, as secured party, a security interest in all of those portions of the Mortgaged Property which are or may be subject to the Wyoming Uniform Commercial Code provisions applicable to secured transactions.

        1.2 OBLIGATIONS SECURED. This Mortgage is executed, acknowledged and delivered by Mortgagor to secure and enforce the following obligations (the "Obligations") of Mortgagor:

          (a) The obligations of Mortgagor to Mortgagee under the promissory note, dated the 23rd day of June, 1997 in the principal amount of sixteen million dollars (U.S.$16,000,000), (the "Note") together with interest thereon at the rate and upon the terms provided in the Note;

          (b) The other obligations of Mortgagor to Mortgagee to perform each and every term, covenant and condition of the Note, together with the obligations of Mortgagor to Mortgagee to perform each and every term, covenant and condition of this Mortgage;

          (c) All indebtedness, liabilities and obligations of Mortgagor to Mortgagee arising pursuant to this Mortgage or the Note (including, without limitation, all costs and expenses reasonably incurred by Mortgagee, including, without limitation, all legal, engineering and consulting fees, made and arising pursuant to this Mortgage or the Note or any part thereof, any renewal, extension or change of or substitution for such obligations or any part thereof, or

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                                                                   EXHIBIT 10.51

the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made and incurred at the request of Mortgagor or Mortgagee); and

          (d)  All  renewals,   extensions,   amendments   and  changes  of,  or
substitutions  for, all or any part of the  Obligations  described in paragraphs
(a) through (c) of this section 1.2.

        1.3 MATURITY. The maturity date of the Note is June 23, 2010.

                                    ARTICLE 2

                 OWNERSHIP CONDITION, ETC. OF MORTGAGED PROPERTY

        2.1 [Intentionally omitted].

        2.2 RECORDATION. Mortgagor, at its expense, will at all times cause this Mortgage and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof with respect to any thereof) to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees and other charges, and will take all such further action and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien of this Mortgage as a valid and direct mortgage lien on and perfected security interest in the Mortgaged Property of a priority at least equal to the priority existing on the date hereof. Mortgagor will pay or cause to be paid, and will indemnify Mortgagee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and any and all supplements and amendments thereto. Mortgagor, at its expense, will furnish to Mortgagee, upon request, but not more frequently than once in every twelve month period, an opinion of counsel reasonably satisfactory to Mortgagee, specifying the action taken by Mortgagor to comply with this section
2.2 since the date of this Mortgage or the last such request hereunder, or stating that no such action is necessary.

        2.3 PAYMENT OF IMPOSITIONS, ETC. Mortgagor also agrees that it will pay or cause to be paid before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, charges, and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Mortgaged Property, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes (collectively, the "Impositions").

        2.4 MAINTENANCE OF EXISTENCE. The Mortgagor will at all times preserve and keep in full force and effect its existence, and rights and franchises material to its business, and qualify

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                                                                   EXHIBIT 10.51

and remain qualified as a foreign corporation in good standing in each jurisdiction in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in which the failure to so qualify would have a materially adverse effect on the Mortgagor.

        2.5 COMPLIANCE WITH LAWS; PERMITS. Mortgagor shall comply in all material respects with all applicable laws, rules, regulations and orders (including without limitation, all environmental laws), such compliance to include, without limitation, paying before the same become delinquent, all taxes imposed upon it or any of its properties or assets and obtain and keep in full force and effect all required licenses, permits and approvals.

        2.6 ADVERSE POSSESSION. Mortgagor shall take any and all such action as may be necessary to prevent any third parties from acquiring any material prescriptive easement upon, over, or across any part of the Mortgaged Property, or from acquiring any material rights to or against the Mortgaged Property by virtue of adverse possession.

        2.7 RECORDS AND INSPECTION. Mortgagor shall keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principals consistently applied, reflecting all financial transactions of the Mortgagor. Mortgagor shall keep such additional records as may be necessary to reflect its ownership and operation of the Mortgaged Property and its activities thereon. Mortgagor shall permit any authorized representatives of Mortgagee to inspect such books and records and the Mortgaged Property and to make copies and to take extracts therefrom all at such reasonable times and as often may be reasonably requested.

        2.8 DEFENSE OF TITLE. Mortgagor shall defend, at its expense, title to the Mortgaged Property and the lien and interest of Mortgagee thereon and therein and maintain and preserve such lien and interest and keep this Mortgage the first lien upon and prior perfected security interest in the Mortgaged Property.

        2.9 LIENS. Mortgagor shall not directly or indirectly create, incur, assume or permit to exist any lien or encumbrance on or with respect to the Mortgaged Property or assign or convey any right to receive the production, proceeds or income therefrom except: (i) liens for taxes, assessments or other governmental charges if the same shall not at the time be delinquent or thereafter can be paid without penalty; (ii) statutory liens of landlords, carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business and satisfied or released prior to delinquency; and (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation unemployment insurance and other types of social security or to secure (or to obtain letters of credit or surety or performance bonds which secure) the performance of statutory obligations for reclamation or which are required in connection with the obtaining of governmental licenses.

        2.10 MAINTENANCE OF OWNERSHIP OF PROPERTY. Mortgagor shall not convey, transfer, assign or encumber any interest in the Mortgaged Property or create or allow to exist any interest

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                                                                   EXHIBIT 10.51

in the Mortgaged Property held by any person other than the Mortgagor or Mortgagee, except as provided in the Acquisition Agreement.

        2.11 NO CLAIMS AGAINST MORTGAGEE, ETC. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, or be construed to permit the making of any claim against Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

        2.12 ASSIGNMENT OF RENTS. The assignment of rents, issues, incomes, products, accessions, proceeds and other benefits contained in section 1.1 (collectively, the "Benefits") shall constitute an absolute and present assignment, subject, however, to the conditional permission given herein to Mortgagor to collect and use such Benefits. Upon the occurrence and during the continuance of an Event of Default, such permission shall be terminated. Such assignment, including, without limitation, the termination of such conditional permission upon the occurrence and during the continuance of an Event of Default, shall be fully operative without any further action on the part of any of Mortgagor or Mortgagee. All parties (the "Purchasers") producing, purchasing, receiving or having in their possession any of the Benefits are authorized and directed to treat and regard Mortgagee as the party entitled in Mortgagor's place and stead to receive such Benefit; and said parties shall be fully protected in so treating and regarding Mortgagee and shall be under no obligation to see to the application by Mortgagee of any such Benefits received by it. Mortgagee shall apply all of the Benefits received pursuant to this section 2.12 to satisfaction of the indebtedness secured by this Mortgage. Notwithstanding the foregoing, so long as a Purchaser shall not have received notice that an Event of Default shall have occurred and be continuing hereunder, such Purchaser shall be fully protected and may pay any such Benefit to the Mortgagor. Mortgagee shall be entitled, at its option, upon the occurrence and during the continuance of an Event of Default hereunder, to all Benefits from the Mortgaged Property, whether or not Mortgagee takes possession of the Mortgaged Property. Mortgagor hereby further grants to Mortgagee the right, following and during the continuance of an Event of Default, at Mortgagee's option, to enter upon and take possession of the Mortgaged Property for the purpose of collecting the Benefits. The assignment of the Benefits and such grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Mortgaged Property by Mortgagee pursuant to such grant, whether or not foreclosure has been instituted.

        2.13 ACQUIRED PROPERTY SUBJECT TO LIEN. All property at any time acquired by Mortgagor and required by section 1.1 of this Mortgage to become subject to the lien hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien of this Mortgage without further action on the part of Mortgagor or Mortgagee. Mortgagor, at its expense, will execute and deliver to Mortgagee (and will record and file as provided in section 2.2) an instrument supplemental to this Mortgage,

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                                                                   EXHIBIT 10.51

reasonably satisfactory in substance and form to Mortgagee, whenever such an instrument is, in the reasonable opinion of Mortgagee, necessary or desirable under applicable law to subject to the lien of this Mortgage all right, title and interest of Mortgagor in and to all property required by this Mortgage to be subjected to the lien hereof and acquired by Mortgagor since the date of this Mortgage or the date of the most recent supplemental instrument so subjecting property to the lien hereof, whichever is later. Mortgagor shall give Mortgagee written notice of each acquisition of Mining Claims, Millsite Claims (patented or unpatented) or other real property within 15 days after each such acquisition.

        2.14 NET WORTH. Mortgagor shall maintain a positive consolidated tangible net worth determined under generally accepted accounting principles as in effect in the United States from time to time.

                                    ARTICLE 3

                 INSURANCE: DAMAGE, DESTRUCTION OR TAKING, ETC.

        3.1 INSURANCE.

        3.1.1 RISKS TO BE INSURED. Mortgagor will, at its expense, maintain or cause to be maintained with insurers reasonably acceptable to Mortgagee, (a) all-risk insurance in amounts not less than 100% of the then full insurable value (cost of repairing, replacing, constructing or reconstructing, whichever is the least, with comparable materials) of the Improvements, as determined by Mortgagor in accordance with generally accepted insurance practice reasonably acceptable to Mortgagee, or, upon the request of Mortgagee, as determined at Mortgagor's expense by the insurer or insurers or by an expert selected by Mortgagee, (b) public liability, including bodily and personal injury and property damage, insurance applicable to the Mortgaged Property in such amounts as are usually carried by prudent persons operating similar properties in Wyoming, but in any event not less than the amount of coverage maintained immediately prior to the execution of this Agreement, (c) worker's compensation insurance to the full extent required by applicable law for all employees of Mortgagor engaged in any work on or about the Mortgaged Property and employer's liability insurance in such amounts as are usually carried by prudent persons operating similar properties in Wyoming, and (d) such other insurance (including, without limitation, business interruption insurance) with respect to the Mortgaged Property as is usually carried by persons operating similar properties in Wyoming, in such amounts and against such insurable hazards as may be available and as Mortgagee from time to time may reasonably require by written notice to Mortgagor.

        3.1.2 POLICY PROVISIONS. All insurance maintained by Mortgagor pursuant to section 3.1.1, shall (a) (except for worker's compensation insurance) name Mortgagor or its permitted assignee and Mortgagee as insureds, mortgagees and loss payees as their respective interests may appear; (b) (except for worker's compensation and public liability insurance) provide that the proceeds for any losses shall be adjusted with the insurers by Mortgagor subject to the approval of Mortgagee in the event the claimed loss shall exceed $5,000,000, and shall be payable to

                                                                   EXHIBIT 10.51

Mortgagee and Mortgagor, or its permitted assignee, to be held and applied as provided in section 3.3; (c) include effective waivers by the insurer of all rights of subrogation against any named insured, the indebtedness secured by this Mortgage and the Mortgaged Property and all claims for insurance premiums-against Mortgagee; (d) provide that any losses shall be payable notwithstanding (i) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms thereof, (iii) any foreclosure or other action or proceeding taken by Mortgagee pursuant to any provision of this Mortgage, or (i) any change in title or ownership of the Mortgaged Property; (e) provide that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by Mortgagee of written notice thereof; and (f) be satisfactory in all other respects to Mortgagee. Any insurance maintained pursuant to this section 3.1 may be evidenced by blanket insurance policies covering the Mortgaged Property and other properties or assets of Mortgagor, provided that any such policy shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Mortgaged Property and shall in all other respects comply with the requirements of this section 3.1.

        3.1.3 DELIVERY OF POLICIES, ETC. Mortgagor will deliver to Mortgagee, promptly upon request, (a) duplicate originals of all policies evidencing all insurance required to be maintained under section 3.1.1 (or, in the case of blanket policies, certificates thereof by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the payment of all premiums due thereon (with respect to public liability insurance policies, all installments for the current year due thereon to such date), provided that Mortgagee shall not be deemed by reason of their custody of such policies to have knowledge of the contents thereof. Mortgagor will also deliver to Mortgagee, promptly upon request, but not more frequently than once every twelve months, Officers' Certificates setting forth the particulars as to all such insurance policies and certifying that the same comply with the requirements of this section, that all premiums due thereon have been paid and that the same are in full force and effect. Mortgagor will also deliver to Mortgagee a new policy as replacement for any expiring policy at least 30 days prior to the date of such expiration. In the event Mortgagor shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this section 3.1, Mortgagor will indemnify Mortgagee against damage, loss or liability resulting from all risks for which such insurance shall have been effected or maintained. The obligations of Mortgagor to indemnify Mortgagee in such a manner shall survive any discharge of this Mortgage and payment in full of the Note.

        3.1.4 SEPARATE INSURANCE. Mortgagor will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this section.

        3.2 DAMAGE, DESTRUCTION OR TAKING; MORTGAGOR TO GIVE NOTICE; ASSIGNMENT OF AWARDS. In case of (a) any damage to or destruction of the Mortgaged Property or any part thereof, or (b) any taking (whether for permanent or temporary use) of all or any part of the Mortgaged Property or any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the

                                                                   EXHIBIT 10.51

Mortgaged Property or any part thereof (a "Taking"), or the commencement of any proceedings or negotiations which might result in any such Taking, Mortgagor will promptly give written notice thereof to Mortgagee, generally describing the nature and extent of such damage or destruction or of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Mortgagee shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Mortgaged Property on account of such Taking and Mortgagor hereby irrevocably assigns, transfers and sets over to Mortgagee all rights of Mortgagor to any such proceeds, award or payment and irrevocably authorize and empower Mortgagee, at their option, in the name of Mortgagor or otherwise, to file and prosecute what would otherwise be Mortgagor's claim for any such proceeds, award or payment and, to collect, receipt for and retain the same for disposition in accordance with section 3.3 Mortgagor will pay all reasonable costs and expenses incurred by Mortgagee in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, award or payment in respect thereof.

        3.3 APPLICATION OF PROCEEDS. Mortgagee shall apply all amounts recovered under any insurance policy required to be maintained by Mortgagor hereunder, and all net awards received by it on account of any Taking in the following ways:
(a) so long as no Event of Default shall have occurred and be continuing, released to Mortgagor for application to the cost of compliance with section 3.5, or (b) if an Event of Default has occurred and is continuing, (i) to fulfill any of the covenants contained herein as Mortgagee may determine, or
(ii) to be held as additional cash collateral hereunder to be invested in short-term United States government securities selected by Mortgagor with the consent of Mortgagee.

        3.4 TOTAL TAKING AND TOTAL DESTRUCTION. In case of (a) a Taking of the entire Mortgaged Property, or (b) a Taking of less than the entire Mortgaged Property, or any material damage to or destruction of the Mortgaged Property, in either case which, in the good faith judgment of Mortgagee, renders the Mortgaged Property remaining after such Taking, damage or destruction, taken as a whole, unsuitable for restoration for use as property of substantially the same value, condition, character and general utility as the Mortgaged Property prior to such Taking, damage or destruction (any such Taking being herein called a "Total Taking" and any such damage or destruction being herein called a "Total Destruction"), then the proceeds of insurance and the net awards received by Mortgagee or Mortgagor on account of such Total Taking or Total Destruction shall be applied by Mortgagee as follows:

               FIRST: to the payment of the costs and expenses of the recovery of such proceeds or awards (including, without limitation, attorneys' fees) and any taxes, assessments or charges, prior to the lien of this Mortgage, which Mortgagee may consider it necessary or desirable to pay;

               SECOND: to the payment of any indebtedness secured by this Mortgage, other than indebtedness with respect to the Note at the time outstanding, which Mortgagee may consider it necessary or desirable to pay;

                                                                   EXHIBIT 10.51

               THIRD: to the payment of all amounts of principal, and interest at the time outstanding on the Note (whether or not at the time due and payable by reason of maturity or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration of acceleration or otherwise), including interest at the rate per annum set forth in the Note for past due amounts (the "Default Rate") on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and in case such moneys shall be insufficient to pay in full the amounts so due and unpaid upon the Note at the time outstanding, then, FIRST, to the payment of all amounts of interest at the time outstanding on the Note, and SECOND, to the payment of all amounts of principal, at the time outstanding on the Note.

               FOURTH: the balance, if any, held by Mortgagee after payment in full of all amounts referred to in subdivisions First, Second and Third above, shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of Mortgagor or its permitted assignee.

        3.5 RESTORATION. In case of any Taking (other than a Total Taking) or any damage to or destruction of the Mortgaged Property or any part thereof (other than a Total Destruction), Mortgagor will (to the extent such Taking, damage or destruction is susceptible of replacement, repair or restoration) commence or cause to be commenced, promptly and with due diligence, at its expense, whether or not the insurance proceeds for such damage or destruction or the award for such Taking shall be sufficient for such purpose, (a) the replacement, repair or restoration of the Mortgaged Property as nearly as practicable (in the case of a Taking, after giving effect to any reduction in area caused thereby) to the value, condition, character and general utility thereof immediately prior to such damage, destruction or Taking or (b) the substitution for such Mortgaged Property or any part thereof of other property (which shall upon such substitution become a part of the Mortgaged Property) of at least the same value and general utility of such Mortgaged Property or part thereof immediately prior to such damage, destruction or Taking.

                                    ARTICLE 4

                          ENVIRONMENTAL INDEMNIFICATION

        4.1 INDEMNIFICATION. Mortgagor shall defend, indemnify and hold Mortgagee harmless from and against any and all environmental claims directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on, around or potentially affecting any part of the Mortgaged Property or the soil, vadose zone, groundwater or soil vapor on or under the Mortgaged Property, including:

        4.1.1 Any claim for such environmental claim asserted by any federal, state, or local governmental agency, including the United States Environmental Protection Agency and the Wyoming Department of Environmental Quality and including any claim that Mortgagee is liable for any such environmental claim asserted as an "owner" or "operator" of the Mortgaged Property under any law relating to Hazardous Substances; and

                                                                   EXHIBIT 10.51

        4.1.2 Any such environmental claim asserted against Mortgagee by any person other than a governmental agency, including any person who may purchase or lease all or any portion of the Mortgaged Property from Mortgagor, from Mortgagee, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Mortgaged Property; any person who may at any time be responsible for any cleanup costs or other environmental claims relating to the Mortgaged Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance from or located at the Mortgaged Property; and

        4.1.3 Any such environmental claims which Mortgagee reasonably believes at any time may be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances or which Mortgagee reasonably believes at any time may be incurred to protect the public health or safety; and

        4.1.4 Any such environmental claims resulting from currently existing conditions in, on, around or potentially affecting the Mortgaged Property, whether known or unknown by Mortgagor or Mortgagee at the time this Mortgage is executed, and any such indemnified costs resulting from the activities of
Mortgagor, Mortgagor's tenants, or any other person in, on, around or potentially affecting the Mortgaged Property.

        4.2 INSPECTION. Mortgagee, its contractors, agents and representatives (hereinafter, "Site Reviewers") shall have the right at any reasonable time and from time to time, upon prior notice, to enter upon and visit the Mortgaged Property for the purposes of observing the environmental condition at the Mortgaged Property, taking and removing soil or groundwater samples, and conducting tests and/or site assessments on any part of the Mortgaged Property (collectively, "Site Assessments") for the purpose of determining whether there exists on the Mortgaged Property any environmental condition that could result in any liability, cost, or expense to the owner, occupier, or operator of such Mortgaged Property arising under any Environmental Laws. The Site Reviewers have no duty, however, to conduct any Site Assessment, and no Site Assessment shall impose any liability on any Site Reviewer. In no event shall the completion of any Site Assessment be a representation that Hazardous Substances are or are not present in, on, under or around the Mortgaged Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other governmental law. Neither Mortgagor nor any other party is entitled to rely on any Site Assessment conducted by or on behalf of Mortgagee, which Site Assessment shall be for the sole benefit and use of Mortgagee. The Site Reviewers owe no duty of care to protect Mortgagor or any other party against, or to inform Mortgagor or any other party of, any Hazardous Substances or any other adverse condition affecting the Mortgaged Property. Mortgagee shall avoid interfering with Mortgagor's use of the Mortgaged Property in exercising any rights provided in this Section. The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for the purpose of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the site Assessments in the reasonable

                                                                   EXHIBIT 10.51

opinion of the Site Reviewers, provided that in conducting such testing, the Site Reviewers comply with the requirements of the Federal Mine Safety and Health Act and all applicable health and safety laws of the State of Wyoming and local authorities having jurisdiction and Mortgagor's reasonable safety regulations while on the Mortgaged Property. Mortgagor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing such Site Assessments shall be paid by Mortgagor upon demand of Mortgagee if the need for the Site Assessment arises from or relates to or confirms any release of Hazardous Substances or noncompliance with or violation of Environmental Laws. On request, Mortgagee shall make the results of such Site Assessments fully available to Mortgagor provided that Mortgagor has fully reimbursed Mortgagee for the cost of such Site Assessments.

        4.3 ACTIONS BY MORTGAGEE. Mortgagee shall have the right, but not the obligation, without in any way limiting Mortgagee's other rights and remedies under the Note and this Agreement, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve, or minimize the impact of, or otherwise deal with, any release of Hazardous Substances on or affecting the Mortgaged Property or any presence of Hazardous Substances on or affecting the Mortgaged Property that is not in compliance with or is in violation of applicable Environmental Laws following receipt of any notice from any person or entity asserting the existence of any Hazardous Substances pertaining to the Mortgaged Property or any part thereof that, if true, could result in an claim, order, notice, suit, imposition of a lien on the Mortgaged Property, or other action and/or that, in Mortgagee's sole opinion, could jeopardize Mortgagee's security under the Note and this Agreement, if the Mortgagor, following written notice from Mortgagee shall fail to promptly take reasonable action to prevent any ongoing or future release or to remedy the effects of any such release, or to cause the presence of Hazardous Substances on or affecting the Mortgaged Property to be in compliance with applicable Environmental Laws, diligently prosecute the same to completion, and provide satisfactory proof of such preventative or remedial measures. All reasonable costs and expenses paid or incurred by Mortgagee in the exercise of any such rights shall be secured by this Agreement and shall be payable by Mortgagor upon demand.

        4.4 INTERVENTION. Mortgagee shall have the right at any time to appear in and to participate in, as a party if it elects, and be represented by counsel of its own choice in, any action or proceeding in connection with any Environmental Law that affects the Mortgaged Property. Upon demand by Mortgagee, Mortgagor shall defend any investigation, action or proceeding involving any matter covered by Mortgagor's obligations hereunder which is brought or commenced against Mortgagee, whether alone or together with Mortgagor or any other person, all at Mortgagor's own cost and by counsel reasonably acceptable to Mortgagee in the exercise of its reasonable judgment. In the alternative, Mortgagee may elect to conduct its own defense at the expense of Mortgagor.

                                                                   EXHIBIT 10.51

        4.5 NONEXCLUSIVITY. Nothing in this Article shall be construed to limit any claim or right which Mortgagee may otherwise have at any time against Mortgagor or any other person arising from any source other than this Article, including any claim for fraud, misrepresentation, waste, or breach of contract other than the Note and this Mortgage, and any rights of contribution or indemnity under federal, state or local environmental law or other applicable law, regulation or ordinance.

                                    ARTICLE 5

                        EVENTS OF DEFAULT; REMEDIES, ETC.

        5.1 EVENTS OF DEFAULT; DECLARATION OF NOTE DUE.

          (a) Events of Default" under the Note shall constitute events of default hereunder and are herein called "Events of Default". Events of Default shall also include:

              (i) The breach or default by Mortgagor of or under any covenant, warranty, agreement, representation, performance or requirement herein contained or contained in the Note which continues at least thirty
          (30) days after notice to Mortgagor, provided that if such breach or default requires more than thirty (30) days to cure and Mortgagee initiates such cure within such thirty (30) day period and diligently pursues the same, Mortgagor shall have such additional time as may be necessary to effect cure, but in no event may such additional time exceed ninety (90) days.

              (ii) The institution of any proceeding against the Mortgagor, the Mortgaged Property, or any other property interest which is a co-tenancy or a joint interest in any property which is wholly or partially subject to the lien created hereunder in which forfeiture, attachment, or replevin of any material asset of Mortgagor is sought in the proceeding, unless such proceeding is dismissed within sixty
          (60) days following its initiation.

              (iii) The admission in writing by Mortgagor that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

              (iv) The liquidation, termination, or dissolution of Mortgagor under the laws of the state under which it is organized.

              (v) The sale, merger, lease, exchange, conveyance, transfer, mortgage, assignment, pledge or encumbrance of the Mortgaged Property, either voluntarily or involuntarily, or the agreement to do so, contrary to the provisions of the Mortgage without the prior written consent of the Mortgagee being first obtained.

              (vi) The filing of any petition or the commencement of any case or proceeding by or against Mortgagor under any federal or state law relating to insolvency, bankruptcy, or reorganization, unless such petition and the case or proceeding initiated thereby is dismissed within sixty (60) days from the date of such filing; or an adjudication that Mortgagor is insolvent

                                                                   EXHIBIT 10.51

or bankrupt; or the entry of an order for relief under the United States Bankruptcy Code with respect to Mortgagor; the filing of an answer by Mortgagor admitting the allegations of any such petition; or the appointment of or the taking of possession by a custodian, trustee or receiver for all or any material assets of Mortgagor, unless such appointment is vacated or dismissed or such possession is terminated within sixty (60) days from the date of such appointment or commencement of such possession, but not later than five (5) days before the proposed sale of any material assets of Mortgagor by such custodian, trustee, or receiver, other than in the ordinary course of the business of Mortgagor.

              (vii) The insolvency of Borrower; or the execution by Borrower of an assignment for the benefit of creditors; or the convening by Borrower of a meeting of its creditors, or any class thereof, for the purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower to generally pay its debts as they mature.

              (viii) The failure to place into production an economically viable uranium mine on the Mortgaged Property by December 31, 2005.

              (b) Upon the occurrence and during the continuance of any of the Events of Default, and whether or not any amount due under the Note has been declared due and payable pursuant to the Note, then and in any such event Mortgagee may declare, by written notice to Mortgagor, all indebtedness secured hereby, including, indebtedness accelerated pursuant to the Note, to be due and payable upon the date specified in such notice, and upon such date the same shall become due and payable, together with interest accrued thereon, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby waived.

          (c) Mortgagor will pay on demand all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by or on behalf of Mortgagee in enforcing this Mortgage or the Note or occasioned by any default or Event of Default under this Mortgage.

          (d) Upon the occurrence and during the continuance of an Event of Default, interest at the Default Rate shall be due and payable on the principal of, premium, if any, and (to the extent permitted by law) interest on the Note at the time outstanding and all other indebtedness secured hereby.

        5.2 LEGAL PROCEEDINGS; FORECLOSURE; RESCISSION. If an Event of Default shall have occurred and be continuing, Mortgagee at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment of the Note at the time outstanding in accordance with the terms hereof and thereof and to foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property or proceed to take either of such actions, and to have the same sold under the judgment or decree of a court of competent jurisdiction. Mortgagee, from time to time before sale, may rescind any notice of breach and election to sell by executing, delivering and causing to be recorded a written notice of such rescission. The exercise by Mortgagee of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the rights of Mortgagee to execute and deliver, as above

                                                                   EXHIBIT 10.51

provided, other notices of breach and election to sell, nor otherwise affect any term, covenant or condition hereof or under any obligations secured hereby, or any of the rights, obligations or remedies of the parties thereunder.

        5.3 POWER OF SALE. If an Event of Default shall have occurred and be continuing, Mortgagee may sell, assign, transfer and deliver the whole or, from time to time, any part of the Mortgaged Property, or any interest in any part thereof, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Mortgagee in its reasonable discretion may determine, or as may be required by law. The provisions of this Mortgage shall be interpreted as broadly as possible to allow Mortgagee the full advantage of all remedies to which Mortgagors under mortgages are entitled under Wyoming law. Without in any way limiting the foregoing, Mortgagor agrees that Mortgagee shall have the right following an Event of Default hereunder to proceed with either a judicial foreclosure, or foreclosure by advertisement pursuant to Section 34-4-101, et.seq., of the Wyoming Statutes Annotated, as amended. In addition, with respect to any portion of the Mortgaged Property that constitutes personal property governed by the Wyoming Uniform Commercial Code, this Mortgage shall be construed broadly to give to Mortgagee all of the rights and remedies to which secured parties are or may be entitled under the Wyoming Uniform Commercial Code.

        5.4 MORTGAGEE AUTHORIZED TO EXECUTE DEEDS, ETC. Mortgagor irrevocably appoints Mortgagee, collectively, the true and lawful attorney of Mortgagor, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure by advertisement, judicial foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments and other instruments as Mortgagee may consider necessary or appropriate, with full power of substitution, Mortgagor hereby ratifying and confirming all that its said attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by Mortgagee or any purchaser, Mortgagor will ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to Mortgagee or such purchaser all such proper deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request. If, in the judgment of the Mortgagee, time permits, Mortgagee shall give prior notice to the Mortgagor of the exercise of its powers hereunder, and give the Mortgagor the opportunity to perform any act authorized hereby. The failure of Mortgagee to comply with the preceding sentence shall not affect its powers hereunder or in any way limit or prejudice its rights or remedies hereunder.

        5.5 PURCHASE OF MORTGAGED PROPERTY BY MORTGAGEE. The Mortgagee or any successor holder of the Note may be a purchaser of the Mortgaged Property or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure by advertisement, judicial foreclosure or otherwise, and shall apply upon the purchase price thereof the indebtedness secured hereby owing to such purchaser, to the extent of such purchaser's distributive share of the purchase price. Any such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Mortgage and free of all rights of redemption in Mortgagor.

                                                                   EXHIBIT 10.51

        5.6 RECEIPT A SUFFICIENT DISCHARGE TO PURCHASER. Upon any sale of the Mortgaged Property or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure by advertisement, judicial foreclosure or otherwise, the receipt of the purchase money by Mortgagee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

        5.7 WAIVER OF APPRAISEMENT, VALUATION, ETC. Mortgagor hereby waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Mortgaged Property or any part thereof or any interest therein.

        5.8 SALE A BAR AGAINST MORTGAGOR. Any sale of the Mortgaged Property or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to foreclosure by advertisement, judicial foreclosure or power of sale or otherwise, shall forever be a perpetual bar against Mortgagor, provided that nothing contained in this section 5.8 shall limit any rights of Mortgagor against the Mortgagee resulting from any unlawful sale of the Mortgaged Property or any part thereof or interest therein.

        5.9 NOTE TO BECOME DUE ON SALE. Upon any sale by Mortgagee under or by virtue of this Mortgage, whether pursuant to judicial foreclosure, foreclosure by advertisement or power of sale or otherwise, the entire unpaid principal amount of the Note at the time outstanding shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon, and all other indebtedness which this Mortgage by its terms secures.

        5.10 APPLICATION OF PROCEEDS OF SALE AND OTHER MONEYS. The proceeds of any sale of the Mortgaged Property or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to judicial foreclosure, foreclosure by advertisement, power of sale, or otherwise, shall, to the extent allowed by law, be applied as follows:

              FIRST: to the payment of all costs and expenses of such sale (including, without limitation, the cost of evidence of title, the costs and expenses, if any, of taking possession of, retaining custody over, repairing, maintaining and preserving the Mortgaged Property or any part thereof prior to such sale), all costs and expenses of any receiver of the Mortgaged Property or any part thereof, and any taxes, assessments, encumbrances, liens or charges, prior to the lien of, or security interest created by, this Mortgage, which Mortgagee may consider it necessary or desirable to pay;

              SECOND: to the payment of any indebtedness secured by this Mortgage, other than indebtedness with respect to the Note at the time outstanding, which Mortgagee may consider it necessary or desirable to pay;

              THIRD: to the payment of all amounts of principal, and interest at the time due and payable on the Note outstanding (whether due by reason of maturity or as an installment

                                                                   EXHIBIT 10.51

        of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the Default Rate on any overdue principal and premium, if any, and (to the extent permitted under applicable law) on any overdue interest; and in case such moneys shall be insufficient to pay in full the amounts so due and unpaid upon the Note at the time outstanding, then, first, to the payment of all amounts of interest at the time due and payable on the Note, and second, to the payment of all amounts of principal and premium, if any, at the time due and payable on the Note; and

              FOURTH: the balance, if any, held by Mortgagee after payment in full of all amounts referred to in subdivisions First, Second and Third above, shall, unless a court of competent jurisdiction may otherwise direct, be paid to or upon the direction of Mortgagor or its permitted assignee.

        5.11 APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Mortgagee shall, as a matter of right, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise.

        5.12 POSSESSION, MANAGEMENT AND INCOME. If an Event of Default shall have occurred and be continuing, Mortgagee may, but shall be under no obligation to, immediately enter upon and take possession of the Mortgaged Property or any part thereof by force, summary proceeding, ejectment or otherwise and may remove Mortgagor and all other persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. Mortgagee shall be under no liability to Mortgagor for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by Mortgagee shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Mortgaged Property or any part thereof, and any taxes, assessments or other charges prior to the lien of this Mortgage which Mortgagee may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in section 5.10.

        5.13 RIGHT OF MORTGAGEE TO PERFORM MORTGAGOR'S COVENANTS, ETC. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder, Mortgagee without notice to or demand upon Mortgagor, and without waiving or releasing any obligation or default, may but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Property for such purpose and take all such action thereon as, in Mortgagee's opinion, may be necessary or appropriate therefor. No such entry and no such action shall-be deemed an eviction of any lessee of the Mortgaged Property or any part thereof. All sums so paid by Mortgagee and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Mortgage and shall be paid by

                                                                   EXHIBIT 10.51

Mortgagor to Mortgagee on demand. The final two sentences of Section 5.4 shall apply to the exercise to the rights granted by this Section 5.13.

        5.14 REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of Mortgagee provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Mortgagee of any one or more of the rights, powers or remedies provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies.

        5.15 ATTORNEYS' FEES ETC. Mortgagor shall pay to Mortgagee, on demand, any costs and expenses, including reasonable attorneys' fees and expenses, paid or incurred by Mortgagee in connection with the collection of any amount payable by Mortgagor to Mortgagee hereunder or under the Note, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date of payment or incurring by Mortgagee until paid by Mortgagor.

        5.16 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of such term shall not be affected thereby.

        5.17 NO WAIVER, ETC. No failure by Mortgagee to insist upon the strict performance of any term hereof or thereof, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment of any amount secured hereby after its due date, Mortgagee shall not be deemed to waive its right either to require prompt payment when due of all other amounts payable hereunder or to declare a default for failure to effect such prompt payment.

        5.18 COMPROMISE OF ACTIONS, ETC. Any action, suit or proceeding brought by Mortgagee pursuant to any of the terms of this Mortgage or otherwise, and any claim made by Mortgagee hereunder may be compromised, withdrawn or otherwise dealt with by Mortgagee without any notice to or approval of Mortgagor.

                                                                   EXHIBIT 10.51

                                    ARTICLE 6

                                  MISCELLANEOUS

        6.1 FURTHER ASSURANCES. Mortgagor, at its expense, will execute, acknowledge and deliver all such instruments and take all such action as Mortgagee from time to time may reasonably request for the better assuring to Mortgagee the properties and rights now or hereafter subjected to the lien hereof or assigned hereunder or intended so to be. Notwithstanding any other provision of this Mortgage, Mortgagor hereby agrees that, without notice to or the consent of Mortgagor, Mortgagee may file with the appropriate public officials such financing statements or similar documents as are or may become necessary to perfect and continue the perfection of the security interest granted by this Mortgage.

        6.2 ADDITIONAL SECURITY. Without notice to or consent of Mortgagor, and without impairment of the lien and rights created by this Mortgage, Mortgagee may accept (but Mortgagor shall not be obligated to furnish) from Mortgagor or from any other person additional security for the Note at the time outstanding. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting, first, to such additional security, or, first, to the security created by this Mortgage, or concurrently to both, in any case without affecting Mortgagee's lien and rights under this Mortgage.

        6.3 RELEASE, PARTIAL RELEASE, ETC. Upon receipt of all sums secured hereby, Mortgagee shall release without warranty the property then held hereunder. Mortgagee may, at any time and from time to time, without liability therefor, release any part of the Mortgaged Property, consent to the making of any map or plat thereof, grant an easement thereon, grant an extension or subordinate the lien of this Mortgage, or enter into any other agreement in connection with the Mortgaged Property.

        6.4 NOTICES, ETC. All notices, demands, requests, consents, approvals and other instruments under this Mortgage shall be in writing (including telex, telecopy and telegraphic communication) and mailed, telexed, telegraphed or delivered, at the following addresses or, as to any party, at such address as shall be designated by such party in a written notice to the other parties.

If to Mortgagor:                          If to Mortgagee:

      Kennecott Uranium Company                Kennecott Energy Company
      Attn:  Gregory H. Boyce                  Attn:  Lynn R. Cardey-Yates
      Kennecott Energy Company                 8315 West 3595 South
      Caller Box 3009                          P.O. Box 6001
      505 South Gillette Avenue                Magna, UT  84044-6001
      Gillette, WY  82717-3009                 Fax: (801) 252-3559
      Fax: (307) 687-6011

                                                                   EXHIBIT 10.51

With Mortgagee Copy to:

     Parsons Behle & Latimer
     Lawrence R. Barusch
     201 South Main Street, Suite 1800
     Salt Lake City, Utah  84111
     Fax: (801) 536-6111

All such notices and communications shall, when mailed by registered or certified mail, or otherwise physically delivered, be effective when received or delivered, addressed as aforesaid, and, when sent by ordinary mail, be effective five days after the day on which deposited in the mails, addressed as aforesaid, and when telexed or telecopied, be effective upon confirmation of transmission.

        6.5 AMENDMENTS AND WAIVERS. This Mortgage, the Note, and any term hereof or thereof may be amended, discharged or terminated and the observance of any term of this Mortgage or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by Mortgagor and Mortgagee.

        6.6 EXPENSES. Mortgagor will pay or cause to be paid (a) the cost of filing and recording of this Mortgage and Uniform Commercial Code financing statements and any other documents to be filed or recorded in connection with the execution and delivery hereof or thereof; and (b) all taxes (including interest and penalties) at any time payable in connection with the execution and delivery of this Mortgage and any other instruments or agreements related hereto or thereto, any amendment or waiver relating hereto or thereto, the issue and acquisition of the Note and, where applicable, such filing and recording (Mortgagor agreeing to indemnify Mortgagee in respect of such taxes, interest and penalties.)

        6.7 [Intentionally Omitted.]

        6.8 WAIVER OF JURY TRIAL. MORTGAGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

        6.9 MISCELLANEOUS. All the terms of this Mortgage shall apply to and be binding upon (and those provisions of this Mortgage explicitly for the benefit of Mortgagor shall be for the benefit of) the respective successors and assigns of Mortgagor, and all persons claiming under or through Mortgagor or any such successor or assign, and shall inure to the benefit of and be enforceable by Mortgagee and its successors and assigns and any successor holders of any of the Note at the time outstanding. The headings and table of contents in this Mortgage are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                                                                   EXHIBIT 10.51

This Mortgage shall be construed and enforced in accordance with and governed by the laws of the State of Wyoming, without giving effect to any choice or conflict of law provision, either or the State of Wyoming or elsewhere, which would cause the application of any laws other than of the State of Wyoming.

        IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

                                            KENNECOTT URANIUM COMPANY




                                            By:     /s/  L. R. Cardey-Yates
                                               --------------------------------
                                           Title:  Director/Assistant Secretary



Attest:    /s/   Shannon Crompton
        ------------------------------------
        Secretary

                                                                   EXHIBIT 10.51

STATE OF UTAH                )
                             : ss
COUNTY OF SALT LAKE          )

The foregoing instrument was acknowledged before me by L. R. Cardey-Yates, the Director/Asst. Secretary of Kennecott Uranium Company, a Delaware corporation, who acknowledged to me that Kennecott Uranium Company executed the same on this 23rd day of June, 1997.

Witness my hand and official seal.

                                                   /s/ Colleen S. Jones
                                               --------------------------------
                                                      Notary Public

My Commission Expires:                             Residing at:

12-1-98                                            Salt Lake City, Utah





[Seal]

                                                                   EXHIBIT 10.51

                                          EXHIBIT A

            TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES AMONG KENNECOTT
            URANIUM COMPANY, MORTGAGOR AND KENNECOTT ENERGY COMPANY,
                                   MORTGAGEE.
                               SCHEDULE OF CLAIMS


This Exhibit is not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.51

                                    EXHIBIT B

            TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES AMONG KENNECOTT URANIUM COMPANY, MORTGAGOR AND KENNECOTT ENERGY COMPANY,
                                   MORTGAGEE.


                     SCHEDULE OF IMPROVEMENTS AND EASEMENTS


This Exhibit is not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.51

                                    EXHIBIT C

            TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES AMONG KENNECOTT URANIUM COMPANY, MORTGAGOR AND KENNECOTT ENERGY COMPANY,
                                   MORTGAGEE.


                            SCHEDULE OF WATER RIGHTS


This Exhibit is not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.51

                                    EXHIBIT D

            TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES AMONG KENNECOTT URANIUM COMPANY, MORTGAGOR AND KENNECOTT ENERGY COMPANY,
                                   MORTGAGEE.


                              SCHEDULE OF EQUIPMENT


This Exhibit is not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.51
                                    EXHIBIT E

            TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PROCEEDS, RENTS AND LEASES AMONG KENNECOTT URANIUM COMPANY, MORTGAGOR AND KENNECOTT ENERGY COMPANY,
                                   MORTGAGEE.


                             SCHEDULE OF AGREEMENTS


This Exhibit is not filed with this Form 10-K for the year ended May 31, 1997.